EXHIBIT 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of RoomLinX, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2005 filed with the Securities and Exchange Commission (the "Report"), I, Michael Wasik, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and results of operations of the Company for the periods presented.

Dated: September 21, 2006

/s/ Michael S. Wasik
Michael Wasik
President, Chief Executive Officer
and Chief Financial Officer
RoomLinX, Inc

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.